PSTFI-1-199
                   Chase Vista New York Tax Free Income Fund

                       Supplement Dated November 4, 1999
                           Effective December 1, 1999
                              Class A and B Shares
                       Prospectus Dated December 29, 1998

The following replaces the third paragraph under the heading "The Fund's main investment strategy" on page 9 of the prospectus in its entirety:

The Fund invests primarily in securities that are rated Baa or higher by Moody's Investors Service, Inc. BBB or higher by Standard and Poor's Corporation or the equivalent rating by another national rating organization or unrated securities of comparable quality.

The Fund may invest up to 25% of Fund assets in lower-rated high yield municipal obligations. Lower-rated securities are those which are rated Ba or lower by Moody's, BB or lower by S&P or the equivalent by another national rating organization or unrated securities of comparable quality at the time of purchase. High yield securities in the Fund's portfolio may be rated as low as C by Moody's or D by S&P, or the equivalent.

The following will be inserted after the third paragraph under the heading "The Fund's main investment risks" on page 11 of the prospectus:

High yield debt securities may carry greater risks than securities which have a higher credit rating, including a high risk of default. The yields of lower-rated securities will move up and down over time. The credit rating of a high yield security evaluates the ability of the issuer to make principal and interest or dividend payments; it does not necessarily address its market value risk. Ratings and market value may change, positively or negatively, from time to time to reflect new developments regarding the issuer. However, since ratings may not always change quickly and frequently enough to reflect these new developments, the advisers perform their own analysis of high yield issuers. Because of this, the Fund's performance may depend more on subjective credit analysis than other funds which invest in investment-grade securities.

High yield securities are considered speculative, meaning there is a significant risk that the issuer may not be able to repay principal or pay interest or dividends on time. In addition, the issuer's other creditors may have the right to be paid before holders of the high yield security.

During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities that have a lot of debt may experience financial problems. They may not have enough cash to make
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their payments. An economic downturn could also hurt the market for lower-rated securities and the Fund.

The market for high yield securities is not as liquid as the markets for higher rated securities. This means that it may be harder to sell high yield securities, especially on short notice. The market could also be hurt by legal or tax changes.

Securities which are rated C or D may not pay interest, may be in default or may be considered to have an extremely poor chance of ever achieving any real investment standing.

The cost of investing in high yield markets is usually higher than investing in investment grade securities. That's because the Fund has to spend more money for investment research and commissions.

Securities which are rated Baa by Moody's or BBB by S&P may have fewer protective provisions and are generally more risky than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions arise.

                                                                   PSTF-36-1099